                         Exhibit (10)(a)

            1985 STOCK OPTION PLAN (as amended on February 7, 1987, August 11, 1987, April 12, 1988, December 12, 1989, April 16, 1991,
   August 13, 1991, April 18, 1995, August 8, 1995, August 12, 1996, February 11, 1997 and April 15, 1997)


Section 1.  Establishment.

     United Telecommunications, Inc., a Kansas corporation ("Company"), hereby establishes a stock option plan to be named the United Telecommunications, Inc. 1985 Stock Option Plan ("Plan"), for officers and key employees of the Company and its subsidiaries.

Section 2.  Purpose.

     The purpose of the Plan is to induce officers and key employees of the Company and its subsidiaries, who are in a position to contribute materially to the prosperity thereof, to remain with the Company or its subsidiaries, to offer them incentives and reward in recognition of their share in the Company's progress, and to encourage them to continue to promote the best interests of the Company and its subsidiaries. The Plan will also aid the Company and its subsidiaries in competing with other enterprises for the services of new key personnel needed to help insure their continued development.

     Options granted to an optionee shall be either Incentive Stock Options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended, or nonstatutory stock options, provided that no Incentive Stock Options shall be granted which would permit options first exercisable in any calendar year to exceed the limitations set forth in Section 6(a) hereof. Options which become first exercisable in any calendar year in excess of said limitations shall be nonstatutory stock options. Options designated "Nonqualified" or "Nonstatutory" Stock Options shall not be restricted by the limitations of said
Section 6(a) and shall not be treated as Incentive Stock Options.

Section 3.  Administration.

     The Plan shall be administered by a Stock Option Committee (the "Committee") consisting of three or more persons who shall be members of the Board of Directors of the Company. The Committee shall be elected by the Board of Directors of the Company which may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall hold its meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be deemed the acts of the Committee. The Company shall grant options and related stock appreciation rights under the Plan in accordance with determinations made by the Committee pursuant to the provisions of the Plan. Members of the Committee shall be disinterested persons as defined in regulations issued under Section 16 of the Securities Exchange Act of 1934 ("Exchange Act"). The Committee from time to time may adopt (and thereafter amend and rescind) such rules and regulations for carrying out the Plan and take such action in the administration of the Plan, not inconsistent with the provisions hereof, as it shall deem proper. The interpretation and construction of any provisions of the Plan by the Committee shall, unless otherwise determined by the Board of Directors of the Company, be final and conclusive. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

Section 4.  Total Number of Shares to be Optioned.

     The maximum number of shares of common stock ($2.50 par value) of the Company which may be issued upon exercise of options under the Plan shall not exceed 3,152,618<F1> (subject to adjustment as provided in Section 11 hereof). The shares sold under the Plan may be either issued shares reacquired by the Company at any time or authorized but unissued shares, as the Board of Directors from time to time may determine.

<F1> The initial  number of shares  authorized  was doubled due to the December,
     1989 two-for-one stock split.

     In the event that any outstanding options under the Plan for any reason expire or are terminated, the shares of common stock of the Company allocable to the unexercised portion of all of such options may again be subject to an option under the Plan.

Section 5.  Eligibility.

     Options shall be granted only to officers and key employees of the Company or its subsidiaries. The Committee will, in its discretion, determine the officers and key employees to be granted options, the time or times at which options shall be granted, the number of shares subject to each option, whether the options are Incentive Stock Options or nonstatutory stock options, and the manner in which options may be exercised. In making such determination, the Committee may take into consideration the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and its subsidiaries and such other factors which the Committee may deem relevant in accomplishing the purpose of the Plan.

     No option may be granted to any individual who immediately after the option grant owns directly or indirectly stock possessing more than five percent (5%) of the total combined voting power or value of all classes of stock of the Company or any subsidiary.

     An individual may be granted more than one option but only on the terms and subject to the restrictions hereinafter set forth. No person shall be eligible to receive an option for a larger number of shares than is recommended for such individual by the Committee.

Section 6.  Limitation on Incentive Stock Options.

     (a) General Rule. For options granted after December 31, 1986, the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year by the optionee under all plans of the Company and its subsidiaries shall not exceed $100,000.

     (b) Fair Market Value. Fair market value shall be deemed to be the average of the high and low prices of the common stock of the Company for composite transactions as published by major newspapers for the date the Incentive Stock Option is granted or, if no sale of the Company's stock shall have been made on that day, the next preceding day on which there was a sale of such stock.

Section 7.  Terms and Conditions of Options.

     Each option granted under the Plan shall be evidenced by a Stock Option Agreement in such form not inconsistent with the Plan as the Committee shall determine, provided that such Stock Option Agreement clearly and separately identifies nonstatutory stock options and Incentive Stock Options and that the substance of the following terms and conditions be included therein:

     (a) Option Price. The price at which each share of common stock covered by such option may be purchased shall be determined by the Committee and shall be no less than one hundred percent (100%) of the fair market value of the stock on the date the option is granted. Fair market value shall be deemed to be the average of the high and low prices of the common stock of the Company for composite transactions as published by major newspapers for the date the option is granted or, if no sale of the Company's stock shall have been made on that day, the next preceding day on which there was a sale of such stock.

     (b) Limitations on Transfer. Options may not be transferred, levied, garnished, executed upon, subjected to a security interest, or assigned to any person other than the grantee, except that the grantee may transfer an option to a trust of the kind described in Section 9(e). Any such trust as transferee of an option may not (1) dispose of shares received in an exercise of such options until such shares are validly registered or exempt from registration under any applicable exemption from registration under the Securities Act of 1933, as amended, in the opinion of the Corporate Secretary or (2) while continuing to hold options issued under this plan, be amended to change beneficiaries to persons other than those permissible under Section 9(e). Documents evidencing the transfer of any option and the identity of the transferee shall be in such form as may be required by the Corporate Secretary.

     (c) Post-Employment Exercise of Options.
An optionee may exercise an option issued under the Plan only during the term of the grantee's employment and within a period following the grantee's termination of

(1)  (A)  12 months in the case of Incentive
Stock Options and
     (B)  60 months, in the case of all other
options

granted to a grantee who is a retiree of the Company (for this purpose, a retiree is a person who is entitled to receive pension benefits in accordance with the Sprint Retirement Pension Plan immediately upon termination of employment) or who terminated by reason of permanent and total disability;

(2) 12 months in the case of options granted to a grantee whose employment terminated by reason of his death;

(3)  3 months in the case of options granted
to a grantee whose employment terminated voluntarily; and

(4) 3 months in the case of options granted to a grantee whose employment terminated involuntarily other than for cause.

An optionee holding options granted to an a grantee whose employment has been terminated for cause, as determined by the Committee, shall forfeit all outstanding options immediately upon termination of the grantee's employment, and the Secretary of the Corporation may suspend processing of stock option exercises of any optionee with respect to whom any officer of the Company has notified the Secretary of the grantee's probable termination for cause until the next scheduled meeting of the Committee, at which meeting a final and binding determination of the Committee with respect to such grantee's termination for cause shall be made.

Options granted under the Plan shall not be affected by any change of duties or position so long as the grantee continues to be an employee of the Company or of a subsidiary. Only those options exercisable at the date the grantee's employment terminates may be exercised during the period following such termination. For purposes of the forfeiture provisions of this Plan, unless the Committee, at the time of grant specifies otherwise, a grantee who becomes employed by Sprint Spectrum L.P., Global One, or Alcatel, N.V. (each, together with their subsidiaries, an "Affiliated Entity"), shall not, except with respect to incentive stock options, be considered to have terminated employment with the Company or a subsidiary of the Company until his employment is terminated with all Affiliated Entities without becoming re-employed by the Company or its subsidiaries. Employees of Affiliated Entities shall not, however, by reason of the foregoing, be eligible for new grants of options.

     (d) Term of Option. The option and any related SAR shall not be exercisable after the expiration of ten (10) years from the date the option was granted.

     (e) Exercise After Death of Employee; Designation of Beneficiaries. An option exercisable by an optionee upon the death of the grantee may be exercised by (i) the executor or administrator of the grantee's estate, (ii) by the person or persons to whom the optionee's rights under the option pass by the optionee's will or the laws of descent and distribution, (iii) by a trustee to whom legal title to the option has been transferred in accordance with this plan, or (iv) by the beneficiary designated by the grantee in accordance with the following paragraph.

The grantee of an option may designate a beneficiary or beneficiaries to exercise unexpired options held by the grantee and to own shares issued upon any such exercise after the grantee's death without order of any probate court or otherwise. A beneficiary so designated may exercise an option upon presentation to the Company of evidence satisfactory to the Corporate Secretary of (1) the beneficiary's identity and (2) the death of the grantee. A grantee may change any beneficiary designation of options held by the grantee at anytime before his death but may not do so by testamentary designation in his will or otherwise. Beneficiary designations must be made in writing on a form provided by the Corporate Secretary. Beneficiary designations shall become effective on the date that the form, properly completed, signed and notarized, is received by the Secretary. Any designation of a beneficiary with respect to any option shall be deemed canceled upon the transfer of such option to a trust in accordance with the terms of the Plan.

     (f) Sequential Exercise of Incentive Stock Options. No Incentive Stock Option granted prior to January 1, 1987, shall be exercisable while there is outstanding any other Incentive Stock Option which was granted to the optionee at an earlier time to purchase stock in the Company or in any corporation which (at the time of the granting of such Incentive Stock Option) is a subsidiary of the Company, or in any predecessor of any of such corporations. For the purpose of this Section 7(f), an Incentive Stock Option which has not been exercised in full is outstanding until the expiration of the period during which, under its initial terms, it could have been exercised. The cancellation of an earlier Incentive Stock Option will not enable a subsequent Incentive Stock Option to be exercised any sooner.

Section 8.  Consideration for Options.

     Each grantee shall, as consideration for the grant of the option, agree in writing to remain in the employ of the Company or of one of its subsidiaries, at the pleasure of the Company or of such subsidiary, for at least one year from the date of the granting of such option or until earlier termination of the grantee's employment effected or approved by the Company or by such subsidiary. In the event of a violation by the grantee of such agreement, any options granted to the grantee shall be forfeited. The Committee may waive this requirement in the case of any grantee. Nothing contained in the Plan, or in any option granted pursuant to the provisions of this Section 8, shall confer upon any grantee any right with respect to continuance of employment by the Company or its subsidiaries, nor interfere in any way with the right of the Company or its subsidiaries to terminate the grantee's compensation at any time.

Section 9.  Exercise of Options - Purchase of Shares.

     Unless otherwise determined by the Committee, 25% of the total number of shares subject to an option granted under the Plan shall become exercisable one year from date of grant and 25% on each of the three succeeding anniversaries. An optionee's right to purchase shares with respect to shares which become exercisable shall be cumulative during the term of the option. An option shall be exercisable by purchase of shares only upon payment to the Company of the full purchase price of the shares with respect to which the option is exercised; provided, however, that the Company shall not be required to issue or deliver any certificates for shares of common stock purchased upon the exercise of an option prior to (i) if requested by the Company, the filing with the Company by the optionee or purchaser acting under Section 7(e) hereof of a representation in writing that at the time of such exercise it is the optionee's or purchaser's then present intention to acquire the shares being purchased for investment and not for resale, or (ii) the completion of any registration or other qualification of such shares under any state or federal laws or rulings or regulations of any government regulatory body, which the Company shall determine to be necessary or advisable.

     Payment for the shares shall be either in United States dollars, payable in cash or by check, or by surrender of stock certificates representing like common stock of the Company having an aggregate fair market value, determined as of the date of exercise, equal to the number of shares with respect to which such option is exercised multiplied by the option price per share; provided that the Committee may impose whatever restrictions it deems necessary or desirable with respect to the payment for shares by the surrender of stock certificates representing like common stock of the Company. In lieu of the delivery of physical certificates, the optionee may deliver shares in payment of the exercise price by attesting, on a form established for such purpose by the Secretary, to the ownership, either outright or through ownership of a broker account, of a sufficient number of shares held for a period of at least six months to pay the exercise price. The attestation must be notarized and signed by the optionee's spouse if the spouse is a joint owner of the shares with respect to which such attestation is made and must be accompanied by such documentation as the Corporate Secretary may consider necessary to evidence actual ownership of such shares. The fair market value of common stock on the date of exercise of an option shall be determined in the same manner as the fair market value of common stock on the date of grant of an option is determined pursuant to Section 7(a). Such payment shall be accompanied by a written request for the shares purchased. An option shall be deemed exercised on the date such payment and written request are received by the Secretary of the Company.

     In addition, for all nonqualified options outstanding on February 17, 1995, or issued thereafter, certain grantees, as determined by the Committee, may, while employed by Sprint or its subsidiaries, elect to receive restricted shares upon payment of the exercise price of an option in the unrestricted common stock. The grantee will receive the same number of unrestricted shares as the number of shares surrendered to pay the exercise price, while the shares received in excess of the number surrendered to pay the exercise price may be restricted. Such grantees may also elect to deliver restricted shares of the Company's common stock in payment of the exercise price notwithstanding restrictions on transferability to which such shares are subject. The Company shall be authorized to issue restricted shares of common stock upon such exercises of stock options, subject to the following conditions:

     (a) The grantee shall elect a vesting period for the restricted common stock to be received upon exercise of the option of between six (6) months and ten (10) years, but in no event may a grantee elect a vesting period shorter than the period provided in paragraph (c) hereof. At any time on or before the 13th calendar month preceding the date on which restrictions on shares of restricted stock would otherwise lapse, the grantee may elect to extend the vesting period on all but not a portion of such shares by six months or any multiple of six months.

     (b) Restricted common stock issued upon an exercise shall include the right to have stock withheld for taxes on the lapse of the restrictions.

     (c) Restricted common stock received in such an exercise or from an election to receive a Long-Term Incentive Plan payout in restricted stock, or any Restricted Stock Award granted pursuant to the Long-Term Stock Incentive Program, shall be eligible for use in payment of the exercise price of a stock option, so long as all the shares received as a result of such an exercise are restricted for a period at least as long as, and with terms at least as restrictive as the terms of, the restricted common stock used in payment. Any such restricted common stock so delivered in payment of the exercise price shall have an aggregate fair market value (determined as of the date of exercise and in the same manner as the fair market value of unrestricted common stock of the Company on the date of exercise of an option is determined pursuant to Section 7(a)) equal to the number of shares with respect to which such option is exercised, multiplied by the exercise price per share.

     (d) Shares of restricted common stock received in an exercise of a stock option that continue to be restricted shall be forfeited in the event that vesting conditions are not satisfied, subject to the discretion of the Committee, except in the case of death, disability, normal retirement, or involuntary termination for reasons other than cause, in which case all restrictions lapse; provided, however, that in no event shall restrictions lapse if the restrictions on shares used to pay for the exercise would not have lapsed under the same conditions.

     (e) The grantee who receives restricted stock may not sell, transfer, assign, pledge or otherwise encumber or dispose of shares of restricted stock until such time as all restrictions on such stock have lapsed except: (i) to the Company in payment of the exercise price of a stock option issued by the Company under any employee stock option plan adopted by the Company that provides for payment of the exercise price in the form of restricted stock, provided that such payment is made in accordance with the terms of such plan; or (ii) to a trust of which the grantee, the grantee's spouse, or the grantee's descendants (by blood, adoption, or marriage) are the primary beneficiaries and which is a grantor trust treated as owned by the grantee under Subchapter J of the Internal Revenue Code, upon the following terms:

     (A) the Company receives, prior to such transfer, a true copy of the trust agreement and an opinion from grantee's counsel (1) that the trust will be treated as a grantor trust owned by the grantee under Subchapter J of the Internal Revenue Code at all times until the restrictions on such stock lapse or the stock is forfeited under the terms of its grant, (2) that the terms of the trust provide that upon the forfeiture of the restricted stock under the terms of its grant or the earlier termination of the trust for whatever reason, ownership of the restricted stock shall revert to the grantee or to the Company, (3) that the trustee of such trust may not, prior to the lapsing of restrictions on such stock, sell, transfer, assign, pledge, or otherwise encumber or dispose of shares of restricted stock except to the Company or to the grantee, subject to the restrictions provided for in this Plan, and (4) that, until the restrictions lapse, the trustee is not authorized to incur liabilities on behalf of the trust, other than to the beneficiaries of the trust; and

     (B) the grantee and the trustee of the trust shall execute stock powers in blank to be held in the custody of the Company; and

     (C) the Corporate Secretary of the Company may, in his discretion, enforce the foregoing transfer restrictions by maintaining physical custody of the certificate or certificates representing such shares of restricted stock, by placing a restrictive legend on such certificates, by requiring the grantee and the trustee to execute other documents as a pre-condition to such transfer, or otherwise.

     (f) The optionee will have all the rights of a stockholder with respect to shares of restricted stock received upon the exercise of an option, including the right to vote the shares of stock and the right to dividends on the stock. Unless the Corporate Secretary establishes alternative procedures, the shares of restricted stock will be registered in the name of the optionee and the certificates evidencing such shares shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the award and shall be held in escrow by the Company. The optionee shall execute a stock power or powers assigning the shares of restricted stock back to the Company, which stock powers shall be held in escrow by the Company and used only in the event of the forfeiture of any of the shares of restricted stock. A certificate evidencing unrestricted shares of common stock shall be issued to the optionee promptly after the restrictions lapse on any restricted shares.

     (g) The Corporate Secretary shall have the discretion and authority to establish any and all procedures, including the requirement of election forms, which he deems necessary or desirable for the orderly administration of such exercises.

     No optionee or optionee's executor or administrator, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any shares subject to an option unless and until a stock certificate or certificates for such shares are issued to such person or them under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 11 hereof.

     In the event that any optionee shall be dismissed from the employ of the Company or any of its subsidiaries for any reason which in the opinion of the Committee shall constitute good cause for dismissal, any option still held by such person at such time shall automatically terminate. The decision of the Committee as to what shall constitute good cause for dismissal shall be final and binding upon all concerned.

Section 10.  Exercise of Options - Stock
Appreciation Rights.

     In  addition  to  providing  for the  exercise of an option as set forth in
Section 9, at the time of grant of such option the Committee may by separate agreement, in conjunction with all or part of any option granted under the Plan, permit an optionee to exercise the option in an alternative manner based on the appreciated value of the common stock subject to option ("Stock Appreciation Right"); provided, however, that no Stock Appreciation Right granted to an optionee who is an officer of the Company or who is otherwise subject to Section 16(b) of the Exchange Act shall be exercisable during the six-month period following the date of grant, except that such limitation shall not apply in the event of death or physical disability of such optionee occurring prior to the expiration of such six-month period. Stock Appreciation Rights may be exercised by an optionee by surrendering the related option or applicable portion thereof. Upon such exercise and surrender, the optionee shall be entitled to receive the value of such Stock Appreciation Rights determined in the manner prescribed in this Section 10. Options which have been so surrendered, in whole or in part, shall no longer be exercisable.

     Each agreement evidencing Stock Appreciation Rights shall clearly and separately identify the nonstatutory stock options and Incentive Stock Options to which it relates and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee, which shall include the following:

     (a)  Stock Appreciation Rights shall
expire no later than the expiration of the related option.

     (b) Stock Appreciation Rights shall be transferable only when and to the extent that the related option is transferable.

     (c) Stock Appreciation Rights shall be exercisable at such time or times and only to the extent that the related option is exercisable.

     (d) Stock Appreciation Rights shall be exercisable only when there is a positive spread, that is, when the market price of the stock subject to the related option exceeds the exercise price of such option.

     (e) Upon the exercise of Stock Appreciation Rights, an optionee shall be entitled to receive the value thereof, which value shall be equal to the excess of the fair market value on the date of exercise of one share of common stock over the option price per share specified in the related option multiplied by the number of shares in respect of which the Stock Appreciation Rights shall have been exercised. The fair market value of common stock on the date of exercise of Stock Appreciation Rights shall be determined in the same manner as the fair market value of common stock on the date of grant of an option is determined pursuant to Section 7(a).

     (f) Upon an exercise of Stock Appreciation Rights, the optionee shall notify the Company of the form in which payment of the value thereof will be made (i.e., cash, common stock, or any combination thereof).

     Upon the exercise of Stock Appreciation Rights, the option or part thereof to which such Stock Appreciation Rights is related shall be deemed to have been exercised for the purpose of the limitation of the number of shares of common stock to be issued under the Plan as set forth in Section 4 and the requirement of sequential exercise of Incentive Stock Options as set forth in Section 7(f). Stock Appreciation Rights shall be deemed exercised on the date written notice of exercise is received by the Secretary of the Company.

Section 11.  Change in Stock, Adjustments, Etc.

     In the event that the outstanding shares of common stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or a dividend payable in capital stock (including a spin-off), appropriate adjustment shall be made by the Committee in the number and kind of shares for the purchase of which options may be granted under the Plan including the maximum number that may be granted to any one person. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the optionee's proportionate interest shall be maintained as before the occurrence of such event, and such adjustment of outstanding options shall be made without material change of the total price applicable to the unexercised portion of the option and with a corresponding adjustment in the option price per share; provided, however, that each such adjustment in the number and kind of shares subject to outstanding options, including any adjustment in the option price, shall be made in such manner as not to constitute a modification as defined in Section 425 of the Internal Revenue Code of 1986, as amended. If any outstanding options are subject to any conditions, the Committee shall also make appropriate adjustments to such conditions. Any such adjustment made by the Committee shall be conclusive.

     The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

Section 12.  Duration, Amendment and
Termination.

     The Board of Directors of the Company may at any time terminate the Plan or make such amendments thereof as it shall deem advisable and in the best interests of the Company, without further action on the part of the stockholders of the Company; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any option shall theretofore have been granted, affect or impair the rights of such individual under such option, and provided further, that unless the stockholders of the Company shall have first approved thereof, no amendment of this Plan shall be made whereby (a) the total number of shares which may be optioned under the Plan to all individuals, or any of them, shall be increased, except by operation of the adjustment provisions of Section 11 hereof, (b) the authority to administer the Plan by a committee consisting of directors of the Company not eligible to receive options granted under the Plan shall be withdrawn, (c) the term of the options shall be extended, (d) the minimum option price shall be decreased, or (e) the class of employees to whom options may be granted shall be changed.

     No Incentive Stock Option shall be granted under the Plan after November 30, 1994, but Incentive Stock Options granted prior to or as of such date may extend beyond such date in accordance with the provisions hereof.

Section 13.  Effectiveness of Plan.

     This Plan shall not become effective unless and until the following conditions shall have been met:

     (a) The Plan shall have been adopted by the affirmative vote of a majority of the outstanding shares of the Company present and entitled to vote at a meeting of the stockholders at which a quorum is present within one (1) year of its approval by the Board of Directors.

     (b) The Committee shall have been advised by counsel that all other applicable legal requirements incident to the establishment and operation of the Plan have been complied with.

Section 14.  Date of Granting of Options.

     The granting of an option pursuant to the Plan shall take place on the date the Committee decides to grant the option. Within thirty (30) days of the granting of the option, the Company shall notify the optionee of the grant of the option, and submit to the optionee a Stock Option Agreement and, if applicable, an agreement respecting Stock Appreciation Rights, duly executed by and on behalf of the Company, with the request that the optionee execute the agreement or agreements within thirty (30) days after the mailing by the Company of the notice to the optionee. If the optionee shall fail to execute the written option agreement and, if applicable, the agreement respecting Stock Appreciation Rights within said 30-day period, such person's option shall be automatically terminated.

Section 15.  Application of Funds.

     The proceeds received by the Company from the sale of stock subject to option are to be added to the general funds of the Company and used for its corporate purposes as the Board of Directors shall determine.

Section 16.  No Obligation to Exercise Option.

     Granting of an option shall impose no obligation on the optionee to exercise such option.

Section 17. Stock Withholding Election.

     When taxes are withheld in connection with the exercise of a stock option by delivering shares of stock in payment of the exercise price, or an exercise of an SAR for stock, or upon the lapse of restrictions on restricted stock received upon the exercise of an option (the date on which such exercise occurs or such restrictions lapse hereinafter referred to as the "Tax Date"), the optionee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare ("FICA") taxes, up to the optionee's marginal tax rate, by one or both of the following methods:

     (i) delivering part or all of the payment in previously-owned shares (which shall be valued at fair market, as defined herein, on the Tax Date) which shares, if acquired from the Company, must have been held for at least six months;

     (ii) requesting the Company to withhold from those shares that would otherwise be received upon exercise of the option, upon exercise of an SAR for stock, or upon the lapse of restrictions, a number of shares having a fair market value (as defined herein) on the Tax Date equal to the amount to be withheld. The amount of tax with-holding to be satisfied by withholding shares from the option exercise is limited to the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law.

     Such election is irrevocable after the Tax Date. Any fractional share amount and any additional withholding not paid by the withholding or surrender of shares must be paid in cash. If no timely election is made, cash must be delivered to satisfy all tax withholding requirements.

     If the exercise of an option by an optionee other than the grantee after transfer of the option pursuant to this plan from the grantee to the optionee results in a withholding obligation on the part of the grantee, the grantee may elect to satisfy his withholding obligation by delivery of shares to the Company as permitted in clause (i) above.